                                                                    EXHIBIT 25.1


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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                                 -------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)

                                 -------------

                             East Coast Power L.L.C.
               (Exact name of obligor as specified in its charter)


Delaware                                                     52-2143667
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

711 Louisiana Street
Houston, Texas                                               77002
(Address of principal executive offices)                     (Zip code)

                                  -------------

                          Senior Secured Notes due 2008
                          Senior Secured Notes due 2012
                          Senior Secured Notes due 2017
                       (Title of the indenture securities)

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1.     GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

       (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


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                  Name                                        Address
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        Superintendent of Banks of the State of              2 Rector Street, New York,
        New York                                             N.Y.  10006, and Albany, N.Y. 12203

        Federal Reserve Bank of New York                     33 Liberty Plaza, New York,
                                                             N.Y.  10045

        Federal Deposit Insurance Corporation                Washington, D.C.  20429

        New York Clearing House Association                  New York, New York   10005

        (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

        Yes.

2.      AFFILIATIONS WITH OBLIGOR.

        IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

        None.

16.     LIST OF EXHIBITS.

        EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

        1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

        4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

        6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

        7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE



        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 24th day of June, 1999.


                                           THE BANK OF NEW YORK



                                           By:  /s/ ILIANA  A. ARCIPRETE
                                              ----------------------------------
                                                Name:   ILIANA  A. ARCIPRETE
                                                Title:  ASSISTANT TREASURER

                                                                       EXHIBIT 7

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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                 Dollar Amounts
ASSETS                                                           In Thousands
Cash and balances due from depository
   institutions:
   Noninterest-bearing balances and currency
     and coin ..............................................  $     4,508,742
   Interest-bearing balances ...............................        4,425,071
Securities:
   Held-to-maturity securities .............................          836,304
   Available-for-sale securities ...........................        4,047,851
Federal funds sold and Securities purchased
   under agreements to resell ..............................        1,743,269
Loans and lease financing receivables:
   Loans and leases, net of unearned
     income...............39,349,679
   LESS: Allowance for loan and
     lease losses............603,025
   LESS: Allocated transfer risk
     reserve........................15,906
   Loans and leases, net of unearned income,
     allowance, and reserve ................................       38,730,748
Trading Assets .............................................        1,571,372
Premises and fixed assets (including capitalized
   leases) .................................................          685,674
Other real estate owned ....................................           10,331
Investments in unconsolidated subsidiaries and
   associated companies ....................................          182,449
Customers' liability to this bank on acceptances
   outstanding .............................................        1,184,822
Intangible assets ..........................................        1,129,636
Other assets ...............................................        2,632,309
                                                              ---------------
Total assets ...............................................  $    61,688,578
                                                              ===============


LIABILITIES

Deposits:
   In domestic offices .....................................  $    25,731,036
   Noninterest-bearing.......................10,252,589
   Interest-bearing..........................15,478,447
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ................................       18,756,302
   Noninterest-bearing..........................111,386
   Interest-bearing..........................18,644,916
Federal funds purchased and Securities sold under
   agreements to repurchase ................................        3,276,362
Demand notes issued to the U.S.Treasury ....................          230,671
Trading liabilities ........................................        1,554,493
Other borrowed money:
   With remaining maturity of one year or less .............        1,154,502
   With remaining maturity of more than one year
     through three years ...................................              465
   With remaining maturity of more than three years ........           31,080
Bank's liability on acceptances executed and
   outstanding .............................................        1,185,364
Subordinated notes and debentures ..........................        1,308,000
Other liabilities ..........................................        2,743,590
                                                                -------------
Total liabilities ..........................................       55,971,865
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EQUITY CAPITAL
Common stock ...............................................        1,135,284
Surplus ....................................................          764,443
Undivided profits and capital reserves .....................        3,807,697
Net unrealized holding gains (losses) on
   available-for-sale securities ...........................           44,106
Cumulative foreign currency translation adjustments.........          (34,817)
                                                                -------------
Total equity capital .......................................        5,716,713
                                                                -------------
Total liabilities and equity capital .......................    $  61,688,578
                                                                =============